EXHIBIT 10.1

MSC INDUSTRIAL DIRECT CO., INC.

2005 OMNIBUS INCENTIVE PLAN

FIRST AMENDMENT TO

NON-QUALIFIED STOCK OPTION AGREEMENT

MSC Industrial Direct Co., Inc. (the "Company"), having an address at 75 Maxess Road, Melville, New York 11747, and FIRST_NAME LAST_NAME (the "Grantee"), having an address at ADDRESS_LINE_1 , CITY, STATE ZIPCODE ,  hereby amend that certain Non-Qualified Stock Option Agreement by and between the Company and the Grantee dated October 23, 2013 (the “Option Agreement”).

WHEREAS, the Company and the Participant desire to amend the expiration date of the Option Agreement.

NOW, THEREFORE, the parties hereto agree that the Option Agreement is hereby amended as follows:

1.The first sentence of Section 4, entitled “Term and Exercisability of the Option Period.” shall be replaced in its entirety with the following:

The Option shall expire on October 22, 2022, and, except as otherwise provided herein, may be exercised prior to its expiration at such times and for such number of whole Shares as follows:

2.All terms and conditions of the Option Agreement, as amended hereby, shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of Participant and the Company.  As of the date hereof, each party herein restates, ratifies and reaffirms each and every term and condition set forth in the Option Agreement, as amended herein.  There are no other changes to the Option Agreement except for the changes specifically set forth herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this amendment as of the date set forth below:

MSC Industrial Direct Co., Inc.

By: _______________________________________

Date: ________________________ , 2020

Grantee

_______________________________________

(FIRST_NAME LAST_NAME)

Date: ________________________ , 2020